                                                                   EXHIBIT 10.36


                FORM OF CHEMDEX LICENSE AND SERVICES AGREEMENT
                ----------------------------------------------

          This Chemdex License and Services Agreement (the "Agreement") is made
                                                            ---------
and entered into as of December __, 1999 (the "Effective Date") by and among
                                               --------------
Chemdex Corporation, a Delaware corporation ("Chemdex"), Promedix.com, Inc., a
                                              -------
Delaware corporation ("Promedix"), Tendex, Inc., a Delaware corporation
                       --------
("NewCo"), and Tenet HealthSystem Medical, Inc., a Delaware corporation
  -----
("Tenet").
  -----

                                  BACKGROUND
                                  ----------

     Chemdex and Tenet have entered into a joint venture agreement to create NewCo for the purpose of providing a WWW (defined below) marketplace for the sale of commodity healthcare products. Chemdex has developed technology and expertise in connection with its WWW marketplace for the sale of life science supplies. The parties desire to set forth the terms and conditions under which NewCo will receive certain services and a license to certain technology from Chemdex and Promedix, to facilitate NewCo's development and offering of its own WWW marketplace.

                                   AGREEMENT
                                   ---------

     In consideration of the agreements contained herein, the parties agree as follows:

     1.   Definitions.
          -----------

          "Chemdex Marketplace" means Chemdex's WWW platform (including, without
           -------------------
limitation, buyer and supplier applications and related online marketplace components) for the sale of life science supplies.

          "Confidential Information" of a party means any information disclosed
           ------------------------
by that party to another party pursuant to this Agreement, and which the disclosing party does not specifically identify in writing as non-confidential to the receiving party, including, but not limited to, that which relates to patents, patent applications, research, product plans, products, developments, inventions, processes, designs, drawings, engineering, formulae, markets, software (including source and object code), hardware configuration, computer programs, algorithms, regulatory information, medical reports, clinical data and analysis, business plans, agreements with third parties, services, customers, marketing or finances of the disclosing party.

          "Cost" means the fully loaded cost of providing a service, product, or
           ----
technology, taking into account such factors as (a) labor, travel, insurance, benefits, tax, and training expenses for consultants and employees, (b) overhead allocations (including, without limitation, rent, lease, equipment, and related infrastructure expenses), and (c) other factors mutually agreed upon by the parties.

          "Exclusive Field of Use" means developing, hosting, and commercially
           ----------------------
exploiting a WWW-based system for the sale of healthcare products to any healthcare group purchasing organization or purchasing aggregator, hospital, multi-hospital system or network, long-term care facility, retail pharmacy, physician office, outpatient clinic, or drug and chemical dependency center.

          "Intellectual Property Rights" means all of the following: (a)
           ----------------------------
patents, patent applications and related patent rights, including but not limited to divisions, continuations, continuations in-part,

* Confidential Treatment Requested. Bolded and Bracketed portions have been omitted and have been separately filed with the SEC.

renewals, reissues and extensions thereof; (b) rights associated with works of authorship including moral rights, copyrights, registrations and applications therefor, mask work rights, mask work applications and mask work registrations;
(c) rights relating to the protection of trade secrets and confidential information; and (d) rights relating to the protection of trademarks or trade names.

          "Licensed Intellectual Property Rights" means (a) Chemdex's and
           -------------------------------------
Promedix's Intellectual Property Rights in the Licensed Technology and (b) all Intellectual Property Rights of Promedix and Chemdex which are conceived or reduced to practice during the term of this Agreement.

          "Licensed Technology" means Technology which, at any time during the
           -------------------
term of this Agreement, Chemdex or Promedix owns, has the right to license to NewCo hereunder (without additional cost to Chemdex or Promedix, unless such additional cost is paid by NewCo in accordance with Section 5(a) below), or has developed in connection with the Chemdex Marketplace or Promedix Commerce Site. Licensed Technology shall explicitly (a) exclude Third Party Technology and (b) include Updates and Upgrades delivered to NewCo during the term of this Agreement and modifications and derivative works of the Licensed Technology created by Chemdex or Promedix. Licensed Technology includes, without limitation, the items set forth on Exhibit A hereto.
                                   ---------

          "Marks" means the trademarks, trade names, logos, service marks and
           -----
designations for Chemdex, Promedix, and NewCo.

          "NewCo Marketplace" means NewCo's WWW platform (including, without
           -----------------
limitation, buyer and supplier applications) for the sale of Routine Products.

          "Promedix Commerce Site" means Promedix's WWW platform for the sale of
           ----------------------
Promedix Products.

          "Promedix Products" means healthcare products (a) which are not
           -----------------
Routine Products or (b) are products from contracted suppliers that choose to use Promedix's services.

          All references in this Agreement to the "purchase" or "sale" of
                                                   --------      ----
Software means the acquiring or granting, respectively, of a license or sublicense to use such Software, and to exercise any other rights pertaining to such Software which are expressly set forth under this Agreement.

          "Research and Content Site" means a WWW platform for researching the
           -------------------------
attributes and outcomes of Promedix Products.

          "Routine Products" means healthcare products which are (a) stock or
           ----------------
(b) that Tenet has under contract.

          "Services" means the services which Chemdex provides to NewCo in
           --------
accordance with Sections 3(b), 3(c), and 3(d).

          "Source Code" means the source code of the Software, including without
           -----------
limitation, any and all Upgrades and Updates.

          "Software" means all software (in source and object code format)
           --------
included in the Licensed Technology.

          "Specifications" means the specifications of the functionality and
           --------------
performance of the Software mutually agreed upon by the parties.

          "Technology" means technology, including, without limitation,
           ----------
software, algorithms, methods, trade secrets, know-how, proprietary information, whether or not reduced to writing, inventions (whether or not patentable), ideas, schematics, works of authorship not previously released into the public domain, documentation, diagnostic aids, designs, analysis codes, discoveries, techniques, methods, concepts, data, engineering and manufacturing information, procedures, specifications, diagrams, drawings, schematics, reports, studies and related documentation.

          "Third Party Technology" means third party Technology which is
           ----------------------
incorporated into or used in connection with the Chemdex Marketplace, and which Chemdex does not have the right to sublicense to NewCo in accordance with
Section 2 below. A more detailed list of Third Party Technology, as of the Effective Date, is set forth on Exhibit B hereto.
                                ---------

          "Updates" means new versions of the Licensed Technology that contain
           -------
bug fixes, error corrections and minor enhancements, but do not contain major enhancements or significant new functionality.

          "Upgrades" means new versions of the Licensed Technology that contain
           --------
major enhancements or significant new functionality.

          "WWW" means the World Wide Web.
           ---

          2.  License Grants and Restrictions.
              -------------------------------

          (a) Technology License Grant.  Subject to the terms, conditions, and
              ------------------------
restrictions set forth in this Agreement, Chemdex and Promedix hereby grant NewCo a worldwide, exclusive (solely to the extent set forth in Section 2(d) below), perpetual, royalty-free, irrevocable (subject to Section 10(b)), fully paid-up license, without rights to sublicense, under Chemdex's and Promedix's Intellectual Property Rights in the Licensed Technology, to use, reproduce, modify, create derivative works of, and display the Licensed Technology solely as is necessary or useful to create, operate, and host the NewCo Marketplace; provided, however, that NewCo shall have the right to sublicense components of the Licensed Technology to suppliers, distributors, and customers of the NewCo Marketplace to enable such suppliers, distributors, and customers to sell and purchase Routine Products through the NewCo Marketplace.

          (b) Trademark License. Chemdex, Promedix, and NewCo each hereby grants
              -----------------
to each other and to Tenet a non-exclusive, limited license to use its Marks in connection with the marketing and promotion of the NewCo Marketplace. All such use shall be in accordance with each party's reasonable policies regarding the use of such party's Marks as shall be established or changed from time to time in such party's sole discretion upon notice to the other parties. Upon the expiration or termination of this Agreement, each party will cease using the Marks of the others except as the parties may agree in writing or to the extent permitted by applicable law.

          (c) Restrictions on NewCo.  NewCo will have no right or license to the
              ---------------------
Licensed Technology except as set forth in Section 2(a) above or in another written agreement between the parties. NewCo acknowledges and agrees that the Source Code is furnished to NewCo on a confidential and secret basis. NewCo agrees to take all commercially reasonable steps to prevent unauthorized disclosure of the Source Code in accordance with Exhibit C hereto. NewCo will
                                                 ---------
immediately notify Chemdex and Promedix of the unauthorized disclosure or use of the Source Code and shall assist Chemdex and Promedix in remedying such unauthorized use or disclosure.

          (d) Restrictions on Chemdex and Promedix. Chemdex and Promedix shall
              ------------------------------------
not have the right to use or commercially exploit the Licensed Technology in the Exclusive Field of Use. Chemdex and Promedix shall not collaborate with, work with, or assist, directly or indirectly in any way, any third party to sponsor, co-develop, make or otherwise support any technology or business in the Exclusive Field of Use, and shall not assist, directly or indirectly, or in any way induce, any third party to compete with NewCo or infringe or violate NewCo's rights under the license granted herein, the Licensed Intellectual Property Rights or the Licensed Technology in the Exclusive Field of Use. Promedix and Chemdex shall not license the Licensed Technology to a third party for the purpose of establishing a WWW marketplace, other than the NewCo Marketplace, for the sale of Routine Products; provided, however, that Chemdex and Promedix shall have the right to license components of the Licensed Technology to suppliers, distributors, and customers of the Promedix Commerce Site or Chemdex Marketplace to enable such suppliers, distributors, and customers (i) to sell and purchase Promedix Products through the Promedix Commerce Site, or (ii) to sell and purchase life science supplies through the Chemdex Marketplace. Notwithstanding the foregoing or anything to the contrary in this Agreement, Chemdex and Promedix shall have the right to use the Licensed Technology and to exploit the Licensed Intellectual Property Rights in order to develop, host, and commercially exploit the Promedix Commerce Site and to sell Promedix Products.

          (e) Each party acknowledges and agrees that any remedy at law for any breach of this Section would be inadequate and consents to the granting by any court of competent jurisdiction an injunction or other equitable relief, without the necessity of actual monetary loss being proved and without the necessity of posting a bond, in order that a breach or threatened breach of this Section may be effectively enjoined. Equitable relief shall not be deemed to be the exclusive remedy for any breach of any provision of this Section but shall be in addition to all other remedies provided by law or equity. No failure or delay in exercising any right hereunder will operate as a waiver thereof, nor will any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right.


          3.  Chemdex Responsibilities.
              ------------------------

          (a) Delivery.  Chemdex and Promedix shall transfer the Licensed
              --------
Technology (including, without limitation, any and all Upgrades and Updates thereof) to NewCo in accordance with a schedule mutually agreed upon by the parties and set forth on Exhibit D hereto. All Upgrades and Updates shall be
                         ---------
delivered by Chemdex or Promedix to NewCo promptly after such Updates and Upgrades are made available for commercial use to Chemdex's or Promedix's licensees.

          (b) Services.  Chemdex will use commercially reasonable efforts to (i)
              --------
share its expertise and knowledge with NewCo in the following areas: enterprise resource planning, ontology, enterprise integration, and architecture of the Licensed Technology, as set forth in more detail on Exhibit E hereto, (ii)
                                                    ---------
provide sales support for small to mid-size customers of NewCo and customer support, as set forth in more detail on Exhibit E hereto, (iii) assist NewCo in
                                        ---------
the development of certain transaction sets, if any, which NewCo will require to integrate the NewCo Marketplace with, (iv) provide technical support to NewCo as set forth on Exhibit F hereto, and (v) make other professional services
             ---------
reasonably required by NewCo available to NewCo on terms and conditions mutually agreed upon by the parties. In addition, upon NewCo's request, Chemdex will use commercially reasonable efforts to help NewCo enter into contracts with third party service providers which provide professional services to Chemdex under terms and conditions similar to those enjoyed by Chemdex pursuant to its agreements with such third parties.

          (i) Exclusions.  Notwithstanding the foregoing, Chemdex will have no
              ----------
obligation to provide development or technical support services to NewCo with respect to Licensed

Technology which NewCo or its agent modifies, except for modifications made by Chemdex or which Chemdex approves in a writing separate from this Agreement. Chemdex will, however, provide development and technical support services to NewCo with respect to Licensed Technology which Chemdex modifies, or authorizes (in writing) third parties to modify, on behalf of NewCo.

          (c) Access to Research and Content Site.  Chemdex will use
              -----------------------------------
commercially reasonable efforts to provide NewCo with access, as mutually agreed upon by the parties, to the content and search capabilities contained in the Research and Content Site. Chemdex will use commercially reasonable efforts to develop extensions and enhancements to content incorporated into the Research and Content Site, as reasonably requested by NewCo from time to time during the term of this Agreement.

          (d) Third Party Technology.  Chemdex shall use commercially reasonable
              ----------------------
efforts to (i) help NewCo enter into license or sublicense agreements which enable NewCo to use the Third Party Technology in connection with the NewCo Marketplace and (ii) provide that the terms and conditions of such third party licenses are at least as favorable as the terms and conditions which Chemdex receives from such third parties for the use of such Third Party Technology in the Chemdex Marketplace.

     4.   Promedix Responsibilities.
          -------------------------

          (a) Access to Promedix Commerce Site.  Promedix shall provide NewCo
              --------------------------------
with access, as mutually agreed upon by the parties, to the purchase capabilities contained in the Promedix Commerce Site.

          (b) Transaction Fees.  Promedix shall pay NewCo a transaction fee of
              ----------------
[*] of net revenues received by Promedix from each sales transaction which results when a user links to the Promedix Commercial Site directly from the NewCo Marketplace and purchases a product on the Promedix Commercial Site ("Transaction Fee").
  ---------------

          (c) Within thirty (30) days after the end of each calendar month, Promedix will pay NewCo all Transaction Fees and Data Fees which accrued during such month. All amounts which Promedix does not pay on a timely basis as required by this Agreement shall be subject to a late charge equal to [*] per month (or, if less, the maximum allowed by applicable law).

     5.   NewCo Responsibilities.
          ----------------------

          (a) Fees.  NewCo will pay all Costs which Chemdex incurs in providing
              ----
Services to NewCo hereunder; provided, however, that any error correction services which Chemdex provides to NewCo pursuant to Section 9(e) shall be provided free of charge.

          (b) Payment Terms.  All payments shall be made by NewCo within thirty
              -------------
(30) days after the date of Chemdex's invoice. All amounts which NewCo does not pay on a timely basis as required by this Agreement shall be subject to a late charge equal to [*] per month (or, if less, the maximum allowed by applicable law). In the event that any payment due hereunder is overdue, Chemdex reserves the right to suspend performance until such delinquency is corrected.

          (c) Taxes. All payments required by this Section 5 are exclusive of
              -----
all national, state, municipal or other governmental excise, sales, value-added, use, personal property, and occupational taxes, excises, withholding taxes and obligations and other levies now in force or enacted in the future, all of which NewCo will be responsible for and will pay in full, except for taxes based on Chemdex's net income.

_______________________
*  Confidential Treatment Requested.

          (d) Exclusivity.  Promedix shall be NewCo's exclusive online supplier
              -----------
of Promedix Products through the NewCo Marketplace. NewCo shall not make Promedix Products of any third party supplier available for sale through the NewCo Marketplace without the prior written consent of Promedix. NewCo shall not collaborate with, work with, or assist, directly or indirectly in any way, any third party supplier of Promedix Products, and shall not assist, directly or indirectly, or in any way induce, any third party to compete with Promedix. Notwithstanding the foregoing, NewCo shall have the right to make the products of a third party supplier available for sale through the NewCo Marketplace if such products are Routine Products, or if such products fall under the definition of both Promedix Products and Routine Products.

     6.   Proprietary Rights.  Subject to the licenses granted to NewCo in
          ------------------
Section 2, Chemdex shall own all right, title, and interest in and to the Licensed Technology, including, without limitation, all Intellectual Property Rights therein. Subject to the preceding sentence, NewCo shall own all right, title and interest in and to modifications to the Licensed Technology made by NewCo or its agents (other than Promedix or Chemdex).



     7.   Confidentiality.
          ---------------

          (a) Nondisclosure.  Each party shall treat as confidential all
              -------------
Confidential Information of the other parties, shall not use such Confidential Information except as set forth herein, and shall use reasonable efforts not to disclose such Confidential Information to any third party. Without limiting the foregoing, each of the parties shall use at least the same degree of care which it uses to prevent the disclosure of its own confidential information of like importance to prevent the disclosure of Confidential Information disclosed to it by the other parties under this Agreement. Each party shall promptly notify the applicable party of any actual or suspected misuse or unauthorized disclosure of such other party's Confidential Information.

          (b) Exceptions.  Notwithstanding the above, no party shall have
              ----------
liability to the other with regard to any Confidential Information of the other which the receiving party can prove: (i) was in the public domain at the time it was disclosed or has entered the public domain through no fault of the receiving party; (ii) was known to the receiving party, without restriction, at the time of disclosure, as demonstrated by files in existence at the time of disclosure;
(iii) is disclosed with the prior written approval of the disclosing party; (iv) was independently developed by the receiving party without any use of the Confidential Information, as demonstrated by files created at the time of such independent development; (v) becomes known to the receiving party, without restriction, from a source other than the disclosing party without breach of this Agreement by the receiving party and otherwise not in violation of the disclosing party's rights; or (vi) is disclosed pursuant to the order or requirement of a court, administrative agency, or other governmental body; provided, however, that the receiving party shall provide prompt notice thereof to the disclosing party to enable the disclosing party to seek a protective order or otherwise prevent or restrict such disclosure.

          (c) Return of Confidential Information.  Upon expiration or
              ----------------------------------
termination of this Agreement, upon the request of the disclosing party, and subject to Section 10(c), each party shall return or destroy all Confidential Information received from the other parties.

          (d) Remedies.  Any breach of the restrictions contained in this
              --------
Section 7 is a breach of this Agreement which may cause irreparable harm to the nonbreaching party. Any such breach shall entitle the nonbreaching party to injunctive relief in addition to all legal remedies.

          (e) Confidentiality of Agreement.  Each party shall be entitled to
              ----------------------------
disclose the existence of this Agreement, but agrees that the terms and conditions of this Agreement shall be treated as Confidential Information and shall not be disclosed to any third party; provided, however, that each party may disclose the terms and conditions of this Agreement: (i) as required by any court or other governmental body; (ii) as otherwise required by law; (iii) to legal counsel of the parties; (iv) in confidence, to accountants, banks, and financing sources and their advisors; (v) in connection with the enforcement of this Agreement or rights under this Agreement; (vi) in confidence, in connection with an actual or proposed merger, acquisition, or similar transaction; or (vii) as mutually agreed upon by the parties.

     8.   Indemnification.
          ---------------

          (a) Indemnification by Chemdex and Promedix.  Chemdex and Promedix
              ---------------------------------------
jointly and severally agree, at their own expense, to defend or at their option to settle any claim or action brought against NewCo on the issue of infringement of any United States Intellectual Property Right by the Licensed Technology as delivered to NewCo under this Agreement, and to indemnify NewCo against any and all damages, liabilities, and costs, including legal fees, incurred by NewCo as a result of any such claim or action; provided that NewCo provides Chemdex and
                                      --------
Promedix with (i) prompt written notice of such claim or action (provided, however, that the failure of NewCo to give prompt notice to Chemdex and Promedix shall not relieve Chemdex and Promedix of their obligations hereunder unless, and then only to the extent that, the failure to give prompt notice adversely affects Chemdex's or Promedix's ability to defend the claim, or increases the damages for which Chemdex or Promedix is liable hereunder), (ii) sole control and authority over the defense or settlement of such claim or action (provided that NewCo shall have the right to participate, at its own expense, and with counsel of its choice, in such defense or settlement) and (iii) proper and full information and reasonable assistance (at the expense of Chemdex and Promedix) to defend and/or settle any such claim or action. Chemdex and Promedix shall have no liability if the alleged infringement is caused by (a) any combination of the Licensed Technology with equipment, programs or data not authorized by Chemdex or Promedix for use with the Licensed Technology, where such Licensed Technology alone would not have given rise to the claim, (b) use of the Licensed Technology by NewCo or any other party other than as authorized under Section 2, or (c) changes to the Licensed Technology made by NewCo or its agents, other than Promedix or Chemdex, to the extent such claim would not have arisen but for such modification. Notwithstanding the foregoing, Chemdex and Promedix shall not enter into any settlement or consent to any adverse judgment that would adversely affect the rights, interest, or business of NewCo without the prior written consent of NewCo.

          (b) Injunctions.  In the event that the Licensed Technology is, or in
              -----------
Chemdex's or Promedix's sole opinion is likely to be, enjoined due to the type of infringement described in Section 8(a), Chemdex or Promedix, at its option and expense, may either (i) modify the Licensed Technology so that it becomes non-infringing but functionally equivalent, (ii) replace the Licensed Technology with functionally equivalent non-infringing products reasonably acceptable to NewCo, or (iii) obtain a license with respect to the applicable third party Intellectual Property Rights.

          (c) Limitation.  THE FOREGOING PROVISIONS OF THIS SECTION 8 STATE THE
              ----------
ENTIRE LIABILITY AND OBLIGATIONS OF CHEMDEX AND PROMEDIX HEREUNDER AND THE EXCLUSIVE REMEDY OF NEWCO, WITH RESPECT TO ANY ALLEGED OR ACTUAL INFRINGEMENT OF PATENTS, COPYRIGHTS, TRADE SECRETS, TRADEMARKS OR OTHER INTELLECTUAL PROPERTY RIGHTS BY THE LICENSED TECHNOLOGY.

          (d) Indemnification by NewCo.  NewCo agrees to indemnify and hold
              ------------------------
Chemdex and Promedix harmless against any damages, costs (including attorneys' fees and costs) or other liability arising from claims by any other party resulting from (i) NewCo's use of the Licensed Technology or components thereof, except as authorized under Section 2, or (ii) any modifications to the Licensed Technology made by NewCo; provided that Chemdex and Promedix provide NewCo with
                          --------
(A) prompt written notice of such claim or action, (B) sole control and authority over the defense or settlement of such claim or action and (C) proper and full information and reasonable assistance to defend and/or settle any such claim or action.

     9.   Representations, Warranties and Covenants.  Chemdex and Promedix
          -----------------------------------------
jointly and severally represent, warrant and covenant to NewCo as follows:

          (a) Ownership.  Chemdex and Promedix have full title and ownership of,
              ---------
or have license to, the Licensed Technology and Licensed Intellectual Property Rights. Chemdex and Promedix have taken, and in the future Chemdex and Promedix will use their commercially reasonable efforts to take, all steps reasonably necessary to preserve their legal rights in, and the secrecy of, all Licensed Technology and Licensed Intellectual Property Rights, except those for which disclosure is required for legitimate business or legal reasons. Neither Chemdex nor Promedix believes it is or will be necessary to utilize any inventions of any Chemdex or Promedix employees (or persons Chemdex or Promedix currently intends to hire) made prior to their employment by Chemdex or Promedix. To the best knowledge of Chemdex and Promedix, at no time during the conception of or reduction of any of the Licensed Technology or Licensed Intellectual Property Rights to practice was any developer, inventor or other contributor to such patents operating under any grants from any governmental entity or agency or private source, performing research sponsored by any governmental entity or agency or private source or subject to any employment agreement or invention assignment or nondisclosure agreement or other obligation with any third party that could adversely affect Chemdex's or Promedix's rights in such Licensed Technology or Licensed Intellectual Property Rights.

          (b) Warranty of Software.  The Software, and each Upgrade and Update
              --------------------
thereto, will conform in all respects to the Specifications for a period of thirty (30) days after the delivery of such Software (or Upgrade or Update thereto) to NewCo. The Software, including without limitation all documentation included in the Software, shall be in sufficient detail to enable a competent engineer to promptly address any issues with the Licensed Technology that may arise.


          (c) Y2K Compliance Statement. (i) the Software will operate, perform
              ------------------------
and function normally, including without limitation, performing normal processing, sequencing, transmission, storage, calculation or manipulation of data, without interruption or abnormal human intervention, regardless of the current date, (ii) all date-based or date-dependent functionality of the Software will behave consistently for dates before, at and after January 1, 2000, (iii) in all interfaces or data storage, the Software will correctly identify or specify the correct century in any date either explicitly or by unambiguous algorithms or interfacing rules, (d) to the extent the Software encounters data which cannot be readily identified as to the correct century, the Software will not cause an abnormal ending scenario for itself or another application, and will segregate and capture such non-compliant data such that it can be processed or reviewed by an alternative means, and (e) year 2000 will be recognized as a leap year.

          (d) Sufficiency.  The Licensed Technology, Licensed Intellectual
              -----------
Property Rights, and Third Party Technology are sufficient to allow NewCo to operate the NewCo Marketplace in accordance with Exhibit G. To the extent that
                                                 ---------
Licensed Technology, Licensed Intellectual Property Rights, and Third Party Technology are not sufficient to allow NewCo to operate the NewCo Marketplace in accordance with Exhibit G as NewCo's exclusive remedy, Chemdex shall use
                ---------
commercially reasonable efforts to obtain for NewCo all technology and Intellectual Property Rights necessary for NewCo to operate the NewCo Marketplace in accordance with Exhibit G.
                               ---------

          (e) Remedy.  As NewCo's sole remedy and Chemdex's and Promedix's
              ------
exclusive liability for any breach by Chemdex or Promedix of the warranties set forth in Sections 9(b) and 9(c), Chemdex or Promedix will promptly remedy any failure of the Software to conform with such warranties. Chemdex and Promedix will have no liability under this Section for any failure of the Software to comply with the warranty set forth under Section 9(b) or 9(c) due to (a) the combination of the Software with hardware or software not authorized by Chemdex or Promedix for use with the Software, (b) changes to the Software not made or authorized by Chemdex or Promedix, or (c) network connectivity problems, including, without limitation, problems connecting to the Internet or problems relating to Internet service providers.

          (f) EXCEPT AS SET FORTH IN THIS SECTION 9, CHEMDEX AND PROMEDIX PROVIDE THE PRODUCTS, THE SERVICES, AND THE CHEMDEX SYSTEM "AS IS", AND NEWCO RECEIVES NO WARRANTIES IN CONNECTION WITH THE LICENSED TECHNOLOGY, WHETHER EXPRESS, IMPLIED, CONTRACTUAL OR STATUTORY, AND CHEMDEX SPECIFICALLY DISCLAIMS ANY IMPLIED WARRANTY OF MERCHANTABILITY, NONINFRINGEMENT OR FITNESS FOR A PARTICULAR PURPOSE.

          (g) The parties hereto covenant that they will work together in good faith to present customers and potential customers with a single technology solution for the purchase of healthcare products.

     10.  Term and Termination.
          --------------------

          (a) Term.  Subject to Section 10(c), this Agreement shall be effective
              ----
from the Effective Date and shall continue in effect for a period of fifteen
(15) years unless terminated earlier pursuant to the provisions of Section
10(b).

          (b) Termination for Cause.  If any party materially defaults in the
              ---------------------
performance of any provision of this Agreement, and if the non-defaulting party wishes to terminate this Agreement due to such default, then the non-defaulting party shall give written notice to the defaulting party that if the default is not cured within sixty (60) days the Agreement will be terminated. If the non-defaulting party gives such notice and the default is not cured during the sixty
(60) day period, then the non-defaulting party will have the right to terminate this Agreement upon written notice to the other parties at the end of such period; provided, however, that if such default is a material breach by NewCo of the restrictions set forth in Section 2(c), then such cure period shall be reduced to thirty (30) days. Notwithstanding the foregoing provisions of this
Section 10(b), (i) Chemdex and Promedix shall have the right to terminate this Agreement in accordance with this Section 10(b) only if NewCo materially breaches the provisions of Section 2(c), and (ii) Tenet shall not have the right to terminate this Agreement.

          (c) Effect of Termination. The provisions of Sections 1, 2(a), 2(c),
              ---------------------
5(c), 6, 8, 9 (except for 9(g)), 10(c), 11, and 12 of this Agreement, and all payment obligations incurred under Section 5 during and after the term of this Agreement, shall survive the termination of this Agreement for any reason; provided, however, that Section 2(a) shall not survive the termination of this Agreement if Chemdex or Promedix terminates this Agreement for cause pursuant to the last sentence of Section 10(b). The provisions of Section 7 of this Agreement shall survive the termination of this Agreement for a period of three
(3) years. All other rights and obligations of the parties shall cease upon termination of this Agreement. Upon the termination of this Agreement, NewCo shall return or destroy the Licensed Technology, and all copies of software and documentation related thereto.

     11.  Limitation of Liability. IN NO EVENT SHALL CHEMDEX'S AND PROMEDIX'S
          -----------------------
AGGREGATE LIABILITY ARISING UNDER THIS AGREEMENT EXCEED TEN MILLION DOLLARS. EXCEPT AS EXPLICITLY SET FORTH IN SECTION 8 OR 9(d), IN NO EVENT SHALL ANY PARTY BE LIABLE TO THE OTHERS FOR COSTS OF PROCUREMENT OF SUBSTITUTE PRODUCTS OR SERVICES, LOST PROFITS, OR ANY CONSEQUENTIAL, SPECIAL, PUNITIVE, INCIDENTAL, OR INDIRECT DAMAGES, HOWEVER CAUSED AND ON ANY THEORY OF LIABILITY (INCLUDING NEGLIGENCE OR STRICT LIABILITY), ARISING OUT OF THIS AGREEMENT. NEWCO ACKNOWLEDGES AND AGREES THAT THE AMOUNTS PAYABLE HEREUNDER BY NEWCO ARE BASED IN PART UPON THESE LIMITATIONS, AND FURTHER AGREES THAT THESE LIMITATIONS SHALL APPLY NOTWITHSTANDING ANY FAILURE OF ESSENTIAL PURPOSE OF ANY LIMITED REMEDY.

     12.  Miscellaneous.
          -------------

          (a) Amendments and Waivers.  Any term of this Agreement may be amended
              ----------------------
or waived only with the written consent of the parties or their respective permitted successors and assigns. Any amendment or waiver effected in accordance with this Section 12(a) shall be binding upon the parties and their respective successors and assigns.

          (b) Successors and Assigns.  No party shall assign any of its rights,
              ----------------------
obligations or privileges (by operation of law or otherwise) hereunder without the prior written consent of the other parties; provided, however, that any party shall have the right to assign its rights, obligations and privileges hereunder, upon thirty (30) days prior written notice to the other parties, to a merger partner, successor in business or acquirer of all or substantially all of such party's business or assets without obtaining consent from the other parties to such assignment. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective permitted successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under this Agreement, except as expressly provided in this Agreement.

          (c) Governing Law.  This Agreement and all acts and transactions
              -------------
pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of California, United States of America, without giving effect to principles of conflicts of law or to the Convention on Contracts for the International Sale of Goods.

          (d) Jurisdiction.  The parties consent to the exclusive jurisdiction
              ------------
and venue of the state and federal courts of Santa Clara County, California.

          (e) Counterparts.  This Agreement may be executed in two or more
              ------------
counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

          (f) Titles and Subtitles.  The titles and subtitles used in this
              --------------------
Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

          (g) Notices.  Any notice required or permitted by this Agreement shall
              -------
be in writing and shall be deemed sufficient upon receipt, when delivered personally or by courier, overnight delivery service or confirmed facsimile or electronic mail, or forty-eight (48) hours after being deposited in the regular mail as certified or registered mail (airmail if sent internationally) with postage prepaid, if such notice is addressed to the party to be notified at such party's address or facsimile number as set forth below, or as subsequently modified by written notice.

     Chemdex:                              NewCo:


     Chemdex Corporation                   c/o Tenet HealthSystem Medical, Inc.
     1500 Plymouth Street                  3820 State Street
     Mountain View, CA 94043               Santa Barbara, CA 93105
     Fax: (650) 567-8950                   Fax: (805) 563-7070
     Attn: Dave Perry                      Attn: Jeffrey C. Barbakow


     Promedix:                             Tenet:


     Promedix.com, Inc.                    Tenet HealthSystem Medical, Inc.
     488 East Winchester Avenue            3820 State Street
     Salt Lake City, UT 84107              Santa Barbara, CA 93105
     Fax: (801) 261-7475                   Fax: (805) 563-7070
     Attn: William C. Klintworth, Jr.      Attn: Jeffrey C. Barbakow


     Each notice sent by any party under this Agreement shall be copied to all other parties.

          (h) Severability.  If one or more provisions of this Agreement are
              ------------
held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith, in order to maintain the economic position enjoyed by each party as close as possible to that under the provision rendered unenforceable. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i) such provision shall be excluded from this Agreement, (ii) the balance of the Agreement shall be interpreted as if such provision were so excluded and (iii) the balance of the Agreement shall be enforceable in accordance with its terms.

          (i) Independent Contractor.  No party shall, for any purpose, be
              ----------------------
deemed to be an agent of any other party and the relationship between the parties shall only be that of independent contractors. No party shall have any right or authority to assume or create any obligations or to make any representations or warranties on behalf of any other party, whether express or implied, or to bind any other party in any respect whatsoever.

          (j) Force Majeure.  In the event that any party is prevented from
              -------------
performing or is unable to perform any of its obligations under this Agreement (other than a payment obligation) due to any Act of God, fire, casualty, flood, earthquake, war, strike, lockout, epidemic, destruction of production facilities, riot, insurrection, material unavailability, or any other cause beyond the reasonable control of the party invoking this Section, and if such party shall have used its best efforts to mitigate its effects, such party shall give prompt written notice to the other parties, its performance shall be excused, and the time for the performance shall be extended for the period of delay or inability to perform due to such occurrences.

          (k) Entire Agreement.  This Agreement (as amended pursuant to Section
              ----------------
12(a)) constitutes the entire agreement of the parties pertaining to the subject matter hereof, and merges all prior negotiations and drafts of the parties with regard to the transactions contemplated herein. Any and all other written or oral agreements existing between the parties hereto regarding such transactions are expressly canceled.

          (l) Advice of Legal Counsel.  Each party acknowledges and represents
              -----------------------
that, in executing this Agreement, it has had the opportunity to seek advice regarding its legal rights from legal counsel and that the person signing on its behalf has read and understood all of the terms and provisions of this Agreement. This Agreement shall not be construed against any party by reason of the drafting or preparation thereof.

          (m) U.S. Government Restricted Rights.  The Licensed Technology is a
              ---------------------------------
"commercial item," as that term is defined at 48 C.F.R. 2.101 (Oct. 1995), consisting of "commercial computer software" and "commercial computer software documentation," as such terms are used in 48 C.F.R. 12.212 (Sept. 1995). Consistent with 48 C.F.R. 12.212 and 48 C.F.R. 227.7202-1 through 227.7202-4
(June 1995), all U.S. Government users acquire only those rights in the Licensed Technology that are provided in this Agreement.

          (n) Export Restrictions. NewCo, at its own expense, shall obtain all
              -------------------
import and export licenses and permits and pay all custom charges and duty fees, if any, and shall take all other actions, if any, required to accomplish any export and import of the Licensed Technology by NewCo in accordance with applicable laws and regulations. NewCo acknowledges that any obligation by Chemdex to provide the Licensed Technology under this Agreement shall be subject in all respects to all United States laws and regulations governing the license and delivery of technology and products abroad by persons subject to the jurisdiction of the United States. NewCo shall not export or re-export, directly or indirectly, the Licensed Technology or related information without first obtaining all required licenses and approvals from the appropriate government agencies.

          (o) Audits. Each party will maintain accurate records with respect to
              ------
payments due under this Agreement and methodology used to calculate payment due. Each party may, upon no less than thirty (30) days prior written notice to another party which owes such party payments hereunder, cause an independent Certified Public Accountant to inspect all relevant records of such other party upon which the calculation of such payments are based during normal business hours and without disruption to such other party's business. The fees charged by such Certified Public Accountant in connection with the inspection will be paid by the auditing party unless the payments made to the auditing party are determined to have been less than ninety percent (90%) of the payments actually owed to the auditing party, in which case the other party will be responsible for the payment of the reasonable fees for such inspection. In addition, the other party shall immediately remit payment to the auditing party for the full amount of any disclosed shortfalls. The audit rights set forth herein shall continue for one (1) year following the termination of this Agreement for any reason. No such audit may occur more than once a year during the term of this Agreement.

          (p) Expenses.  Each of the parties hereto shall bear its own expenses
              --------
(including without limitation attorneys fees) in connection with the negotiation and consummation of this Agreement.

          (q) No Third Party Beneficiaries.  Nothing expressed or implied in
              ----------------------------
this Agreement is intended, or shall be construed, to confer upon or to give any person, firm or corporation, other than the parties hereto, any rights or remedies under or by reason of this Agreement.

          (r) Attorneys' Fees.  Should a suit or arbitration be brought to
              ---------------
enforce or interpret any provision of this Agreement, the prevailing party shall be entitled to recover reasonable attorneys' fees and costs (including reasonable fees and costs allocable to services provided by the prevailing party's in-house counsel) to be fixed in amount by the court or the arbitrator(s) (including without limitation costs, expenses and fees on any appeal).

          (s) Dispute Resolution.  The parties agree to negotiate in good faith
              ------------------
to resolve any dispute between them regarding this Agreement. If the negotiations do not resolve the dispute to the reasonable satisfaction of the parties, then each party shall nominate one senior officer of the rank of Vice President or higher as its representative. These representatives shall, within thirty (30) days of a written request by either party to call such a meeting, meet in person and alone (except for one assistant for each party) and shall attempt in good faith to resolve the dispute. If the disputes cannot be resolved by such senior managers in such meeting, the parties agree that they shall, if requested in writing by either party, meet within thirty (30) days after such written notification for one day with an impartial mediator and consider dispute resolution alternatives other than litigation. If an alternative method of dispute resolution is not agreed upon within thirty (30) days after the one day mediation, either party may begin litigation proceedings. This procedure shall be a prerequisite before taking any additional action hereunder.

     The parties have executed this Agreement as of the date first set forth above.

TENET HEALTHSYSTEM MEDICAL, INC.        TENDEX, INC.


By: ____________________________        By: ____________________________


Name: __________________________        Name: __________________________


Title: _________________________        Title: _________________________


PROMEDIX.COM, INC.                      CHEMDEX CORPORATION


By: ____________________________        By: ____________________________


Name: __________________________        Name: __________________________


Title: _________________________        Title: _________________________

                                   EXHIBIT A

                              LICENSED TECHNOLOGY

Licensed Technology as of the Effective Date:
[ * ]
[ * ]
[ * ]
[ * ]
[ * ]
[ * ]
[ * ]
[ * ]
[ * ]
[ * ]
[ * ]
[ * ]
[ * ]
Licensed Technology under development:
[ * ]
[ * ]
[ * ]
[ * ]
[ * ]
[ * ]
[ * ]

[ * ]

[ * ]

[ * ]

[ * ]

[ * ]
[ * ]
[ * ]

* Confidential Treatment Requested. Bolded and Bracketed portions have been omitted and have been separately filed with the SEC.

                                   EXHIBIT B

                            THIRD PARTY TECHNOLOGY

[ * ]

[ * ]

[ * ]

[ * ]

[ * ]

[ * ]

[ * ]

[ * ]

[ * ]

[ * ]

[ * ]
=====

* Confidential Treatment Requested. Bolded and Bracketed portions have been omitted and have been separately filed with the SEC.

                                   EXHIBIT C

                  SECURE PROCEDURES FOR HANDLING SOURCE CODE

1. AUTHORIZED EMPLOYEES AND CONTRACTORS. NewCo agrees that it will not disclose all or any portion of the Source Code to third parties, with the exception of authorized employees ("Authorized Employees") and authorized
                                         --------------------
     contractors ("Authorized Contractors") who (a) require access thereto for a
                   ----------------------
     purpose expressly authorized by this Agreement and (b) have signed an employee or contractor agreement in which such employee or contractor agrees to protect third party confidential information. NewCo guarantees the compliance of all such Authorized Employees and Authorized Contractors with their obligations under such confidentiality agreements.

2.   SOURCE CODE.

     2.1 NewCo shall use its best efforts to ensure that all Source Code, and copies made thereof, will be appropriately identified as source code proprietary to Chemdex, Promedix, and their licensors before being made available to Authorized Employees and Authorized Contractors hereunder.

     2.2 NewCo shall ensure that, at a minimum, the same degree of care is used to prevent the unauthorized use, dissemination, or publication of the Source Code as NewCo uses to protect its own confidential information of a like nature, but in no event shall the safeguards for protecting such Source Code be less than a reasonably prudent business would exercise under similar circumstances. NewCo shall take prompt and appropriate action to prevent unauthorized use or disclosure of Source Code.

     2.3 NewCo shall instruct Authorized Employees and Authorized Contractors not to disclose Source Code to anyone not authorized to receive it and will use its best efforts to ensure that all Authorized Employees and Contractors comply with such instruction.

     2.4 NewCo shall instruct Authorized Employees and Authorized Contractors not to copy Source Code except for loading onto a reasonable number of computers to be used solely by such Authorized Employees and Authorized Contractors. Any such copies of Source Code shall be properly marked or otherwise appropriately identified as source code proprietary to Chemdex, Promedix, and their licensors.

     2.5 Source Code shall be handled, used, and stored solely at NewCo's facility.

3. TRADE SECRETS. Source Code, including the techniques, algorithms, and processes contained in the Source Code which have been developed, acquired, or licensed by Chemdex or Promedix, or any modification or extraction thereof, constitute trade secrets of Chemdex, Promedix, and/or their suppliers, and will be used by NewCo only in accordance with the terms of this Agreement. NewCo will take all measures required to protect the proprietary rights of Chemdex, Promedix, and their suppliers in the Source Code and will promptly notify Chemdex and Promedix of any lost or missing items and take all reasonable steps to recover such items.

4. CERTIFICATION. At Chemdex's or Promedix's request, but no more than once in any twelve (12) month period, NewCo will provide Chemdex and Promedix with written certification by an officer of NewCo of NewCo's compliance with its obligations under Paragraph 1 ("Authorized Employees and Contractors") of
                                     ------------------------------------
     this Exhibit.

* Confidential Treatment Requested. Bolded and Bracketed portions have been omitted and have been separately filed with the SEC.

5. AUDIT. During the term of this Agreement and for a period of eighteen (18) months thereafter, an independent auditor selected by Chemdex or Promedix shall have access to such portion of NewCo's records and premises to allow Chemdex to determine whether NewCo is substantially in compliance with this Exhibit. In no event shall audits be made hereunder more frequently than once per year. Such access shall be (a) during NewCo's regular business hours, (b) arranged so that, to the extent possible, NewCo's regular business activities are minimally disrupted and (c) under the terms of an appropriate confidentiality agreement executed by the individual(s) conducting such audit. If Chemdex or Promedix determines, after conducting such audit, that NewCo is not substantially in compliance with its obligations to protect Chemdex's and Promedix's proprietary rights, NewCo shall pay the costs of such audit. Otherwise, Chemdex and Promedix shall pay the costs of such audit. Such payment will not preclude Chemdex and Promedix from exercising any right which it may have under the Agreement. NewCo shall immediately correct any deficiencies discovered in the course of the audit.

                                   EXHIBIT D

                           TECHNOLOGY TRANSFER PLAN

------------------------------------------------------------------------------------------------
         Target Date                                  Action
         -----------                                  ------
------------------------------------------------------------------------------------------------
         [ * ]                                        [ * ]
------------------------------------------------------------------------------------------------
         [ * ]                                        [ * ]
------------------------------------------------------------------------------------------------
         [ * ]                                        [ * ]
------------------------------------------------------------------------------------------------
         [ * ]                                        [ * ]
------------------------------------------------------------------------------------------------
         [ * ]                                        [ * ]
------------------------------------------------------------------------------------------------
         [ * ]                                        [ * ]
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------


Purpose of this exhibit for conceptual rather than committed timelines. Both parties shall mutually create a technology transfer plan agreeable to both parties.

* Confidential Treatment Requested. Bolded and Bracketed portions have been omitted and have been separately filed with the SEC.

                                   EXHIBIT E

                                   SERVICES



 .    Hosted software and hardware, network access
     7/24 data center operations and ops personnel
     Servers and associated hardware
     Server operating system platform and maintenance
     Procurement system
     ERP system
     Data interchange services (i.e. EDI)
     Integration systems (i.e. Marketlink)
     Network access (i.e. Internet connection, high speed phone lines, routers)

 .    Same version Tenet product Updates
     Ongoing applications maintenance
 .    Account management services
     Onsite adoption or compliance assistance
     Business process guidance
 .    Customer service
     Helpdesk for buyers/suppliers/distributors
     Order Tracking
     Return Process
     Payment Coordination
 .    Telesales for small/medium customers
 .    Integration
     Professional services organization
     Third-party relationship coordination (e.g. IBM)
 .    Supplier database maintenance and management
 .    Integration to Tenet/NewCo operational systems, including
     IMMS, CMS, etc.
 .    On-site end-user training courses
 .    Train-the-trainer course (includes license to Chemdex courseware)
 .    On-site administrator training course

 .    Procurement System Configuration
          Collect Company Level Information
          Collect User-Level Profile Information
          Collect System Processing Information
          Collect System (IT) Linkages
          Configure Tenet 2.0

 .    Configuration and Integration of Supplier Marketplaces
          Collect Supplier MarketPlace Configurations
          Configure Proposed Supplier Marketplaces

 .    Dedicated Project Management

 .    Reporting Configurations
          (Standard Reports Package)

 .    Newco Deployment
          Customized Training Materials

 .    Data Scrubbing

 .    Data Input

                                   EXHIBIT F

                               TECHNICAL SUPPORT


The following terms and conditions shall apply to Second Level Support services provided by Chemdex to NewCo for the Licensed Technology. The parties will agree and document the escalation process by which technical problems will be escalated from First Level Support to Second Level Support.

1.   Definitions. For purposes of this Exhibit, the following terms shall have
     -----------
the following meanings. Any terms not defined in this Exhibit shall have the meaning set forth in the Agreement.

     "Error(s)" means any verifiable and reproducible failure of the Licensed
      -------
Technology to materially conform to the Specifications. The term "Error" shall not include any failure of the Licensed Technology that: (a) results from the misuse or improper use of the Licensed Technology; (b) does not materially affect the operation and use of the Licensed Technology; (c) results from any modification to the Licensed Technology not made by Chemdex; or (d) results from the failure to incorporate or use any Updates, Upgrades or bug fixes made available to NewCo by Chemdex.

     "Error Correction(s)" means either (a) a modification or addition to or
      -------------------
deletion from the Licensed Technology that, when made to such Licensed Technology, materially conforms the Licensed Technology to the Specifications, or (b) a procedure or routine that, when observed in the regular operation of the Licensed Technology, eliminates the material adverse effect of such Error on NewCo.

     "First Level Support" means support which NewCo will provide directly to
      -------------------
its customers and end users, including, without limitation, answering customer and end user questions, resolving technical difficulties related to the NewCo Marketplace which NewCo is capable of resolving without the assistance of Chemdex, providing on-site technical support to customers, and generally assisting customers and end users in the use of the NewCo Marketplace.

     "Major Error" means any demonstrable Error in the Licensed Technology
      -----------
that: (a) causes the Licensed Technology to have a significant loss of intended function as set forth in the Specifications; (b) causes or is likely to cause data to be lost or destroyed; or (c) prevents the Licensed Technology from being installed or operated in the properly configured environment.

     "Moderate Error" means any demonstrable Error in the Licensed Technology
      --------------
that: (a) causes the Licensed Technology to operate improperly; or (b) produces results materially different from those described in the Specifications, but which error does not rise to the level of a Major Error.

     "Minor Error" means any demonstrable Error that: (a) causes a function to
      -----------
not execute as set forth in the Specifications, without a significant loss of intended functionality; or (b) disables one or more nonessential functions.

     "Second Level Support" means support which Chemdex will provide to NewCo's
      --------------------
authorized First Level Support personnel to identify and resolve Errors.

     "Workaround" means that Chemdex has diagnosed the Error and has
      ----------
implemented, or enabled NewCo to implement, a temporary solution that allows the Licensed Technology to regain functionality and provide all major functions in accordance with the Specifications.

* Confidential Treatment Requested. Bolded and Bracketed portions have been omitted and have been separately filed with the SEC.

2.   Services.
     --------

     2.1  NewCo Responsibilities.  NewCo will provide all First Level Support
          ----------------------
with respect to the Licensed Technology. Chemdex agrees to make available to NewCo a list of known Errors and to notify NewCo in writing promptly following the discovery of any Major Error. Upon discovery of an Error, NewCo agrees, if requested by Chemdex, to submit to Chemdex a list of output and any other data that Chemdex may reasonably require to reproduce the Error and the operating conditions under which the Error occurred or was discovered. All information, oral or written, communicated between the parties concerning any Errors, is Confidential Information and is governed by Section 7 of the Agreement.

     2.2  Chemdex Technical Support.  Communication under Chemdex's Second
          -------------------------
Level Support services between NewCo and Chemdex will include, without limitation, electronic mail, facsimile, and telephone. Chemdex's Technical Support Department e-mail address is: __________________. Chemdex's Technical Support Department fax number is: _________________, and faxes should be addressed to ____________________. The Technical Support Department telephone is: ________________, and will be accessible during the hours of 9:00 to 5:00 PST, Monday through Friday, excluding holidays scheduled by Chemdex ("Normal
                                                                      ------
Business Hours"), subject to modification by Chemdex at Chemdex's reasonable
--------------
discretion. Voicemail is provided when the line is busy and when technical support personnel are not immediately available.

     2.3  Chemdex Response to NewCo Escalation.  Chemdex will provide Second
          ------------------------------------
Level Support to NewCo to ensure a consistent and high level of operation of the Licensed Technology. In the event NewCo escalates a technical problem to Chemdex, Chemdex will collaborate with NewCo to investigate and diagnose the technical problem and confirm whether an Error exists. In the event an Error exists, Chemdex will provide Second Level Support to NewCo or NewCo's authorized technical support agent to facilitate the implementation of an Error Correction to the Licensed Technology. Chemdex shall use commercially reasonable efforts to correct Errors in accordance with the below response times, with as little disruption to NewCo's service as commercially practicable.

               (a)  Major Errors.  Chemdex shall, within a maximum of [ * ] of
                    ------------
the receipt of notice of any Major Error, contact NewCo to verify such Major Error and begin a resolution process. Upon Chemdex's verification of such Major Error, Chemdex will use its commercially reasonable efforts to provide a Workaround for such Major Error within a maximum of [ * ] thereof, and will use its commercially reasonable efforts to provide an Error Correction for such Major Error until such Error Correction is provided.

               (b)  Moderate Errors.  Chemdex shall, within [ * ] of the receipt
                    ---------------
of notice of any Moderate Error, contact NewCo to verify such Moderate Error. Upon Chemdex's verification of such Moderate Error, Chemdex will use its commercially reasonable efforts to provide a Workaround for such Moderate Error within [ * ] after. Chemdex will provide an Error Correction for such Moderate Error in the next scheduled maintenance release of the Licensed Technology.

               (c)  Minor Errors. Upon Chemdex's receipt of notice of a Minor
                    ------------
Error and upon Chemdex's verification of such Minor Error, Chemdex will initiate work to provide Error Correction for such Minor Error in the next Minor Enhancement or Major Enhancement.

     2.4  Exclusions from Second Level Support Services.  Second Level Support
          ---------------------------------------------
services under this Exhibit shall exclude support for any failure or defect in the Licensed Technology caused by any of the following:

               (a) the improper use, alteration, or damage of the Licensed Technology by NewCo or persons other than Chemdex employees or consultants;

               (b) modifications to the Licensed Technology not made or authorized by Chemdex, unless such modifications were made by a Chemdex employee, subcontractor, agent, or other third party acting on behalf of Chemdex;

               (c) interaction between the Licensed Technology and operating systems, database software and other software, when Chemdex has not approved such operating system, database software, and other software for use with the Licensed Technology; or

               (d) use of the Licensed Technology on hardware that has not been approved by Chemdex for use with the Licensed Technology.

     2.5  Support for Prior Releases.  Chemdex will provide support to
          --------------------------
Promedix hereunder only for (a) the most recent release of the Software and (b) the previous release of the Software for a period of six (6) months after Chemdex releases a new version of the Software.

*Confidential Treatment Requested

                                   EXHIBIT G

                 FUNCTIONALITY ENABLED BY LICENSED TECHNOLOGY

------------------------------------------------------------------------------------------------
     Licensed Technology today           Functionality Enabled by Licensed Technology
------------------------------------------------------------------------------------------------
 [ * ]                           [ * ]
------------------------------------------------------------------------------------------------
 [ * ]                           [ * ]
------------------------------------------------------------------------------------------------
 [ * ]
                                 [ * ]
------------------------------------------------------------------------------------------------
 [ * ]                           [ * ]
------------------------------------------------------------------------------------------------
 [ * ]                           [ * ]
------------------------------------------------------------------------------------------------
 [ * ]                           [ * ]
------------------------------------------------------------------------------------------------
 [ * ]                           [ * ]
------------------------------------------------------------------------------------------------
 [ * ]                           [ * ]
------------------------------------------------------------------------------------------------
 [ * ]                           [ * ]
------------------------------------------------------------------------------------------------
 Licensed Technology under       Functionality Enabled by Licensed Technology
 development
------------------------------------------------------------------------------------------------
 [ * ]                           [ * ]
------------------------------------------------------------------------------------------------
 [ * ]                           [ * ]
------------------------------------------------------------------------------------------------
 [ * ]                           [ * ]
------------------------------------------------------------------------------------------------
 [ * ]                           [ * ]
------------------------------------------------------------------------------------------------
 [ * ]                           [ * ]
------------------------------------------------------------------------------------------------
 [ * ]                           [ * ]
------------------------------------------------------------------------------------------------
 [ * ]                           [ * ]
------------------------------------------------------------------------------------------------
 [ * ]                           [ * ]
------------------------------------------------------------------------------------------------
 Licensed Technology six months  Functionality Enabled by Licensed Technology out
------------------------------------------------------------------------------------------------
 [ * ]                           [ * ]
-------------------------------
 [ * ]                           [ * ]
-------------------------------
 [ * ]                           [ * ]
------------------------------------------------------------------------------------------------
 [ * ]                           [ * ]
------------------------------------------------------------------------------------------------
 [ * ]                           [ * ]
-------------------------------- ---------------------------------------------------------------
 [ * ]                           [ * ]
------------------------------------------------------------------------------------------------

* Confidential Treatment Requested